                                                                    EXHIBIT 10.3

                               CESSION IN SECURITY

                                       By

           PYRAMID FREIGHT (PROPRIETARY) LIMITED, SOUTH AFRICA BRANCH

                                  in favour of

         THE SOUTH AFRICAN FINANCE PARTIES UNDER A FACILITIES AGREEMENT

                                                           (DENEYS | REITZ LOGO)
                                                                       ATTORNEYS

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                                TABLE OF CONTENTS

1.    PARTIES..............................................................    1
2.    DEFINITIONS AND INTERPRETATION.......................................    1
3.    INTRODUCTION.........................................................    6
4.    SOUTH AFRICAN FACILITY AGENT.........................................    7
5.    CESSION AND PLEDGE...................................................    7
6.    WARRANTIES AND REPRESENTATIONS IN RESPECT OF THE RIGHTS
      AND INTERESTS........................................................    7
7.    REALISATION..........................................................    9
8.    APPROPRIATION OF PROCEEDS............................................   12
9.    DELIVERY OF DOCUMENTS EVIDENCING RIGHTS AND INTERESTS AND SECURITY
      AND OTHER OBLIGATIONS OF THE CEDENT .................................   12
10.   DURATION.............................................................   13
11.   ADDITIONAL SECURITY..................................................   13
12.   CEDENT BOUND NOTWITHSTANDING CERTAIN CIRCUMSTANCES...................   13
13.   FURTHER CESSIONS.....................................................   14
14.   RIGHTS AND INTERESTS TO BE KEPT FREE OF ENCUMBRANCES.................   14
15.   EXEMPTION FROM LIABILITY.............................................   14
16.   KEEPING, INSPECTION AND DELIVERY OF RECORDS..........................   15
17.   CERTIFICATE OF INDEBTEDNESS..........................................   15
18.   RENUNCIATION OF BENEFITS.............................................   16
19.   CESSION BY THE SOUTH AFRICAN FINANCE PARTIES.........................   16
20.   EFFECT OF SECURITY CESSION...........................................   16
21.   NOTICES AND DOMICILIA................................................   17
22.   GOVERNING LAW........................................................   18

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                                                                         Page 2.


23.   JURISDICTION.........................................................   18
24.   SEVERABILITY.........................................................   18
25.   GENERAL..............................................................   19
26.   COSTS................................................................   20
27.   COUNTERPARTS.........................................................   20

CESSION IN SECURITY

1.   PARTIES

1.1  The Parties to this Agreement are:

1.1.1 PYRAMID FREIGHT (PROPRIETARY) LIMITED, SOUTH AFRICA BRANCH; and

1.1.2 THE SOUTH AFRICAN FINANCE PARTIES UNDER A FACILITIES AGREEMENT.

1.2  The Parties agree as set out below.

2.   DEFINITIONS AND INTERPRETATION

2.1 The headings to the clauses of this Agreement are for reference purposes only and shall in no way govern or affect the interpretation of nor modify nor amplify the terms of this Agreement nor any clause hereof.

2.2 Terms used (but not defined) in this Agreement have the meaning given to them in the Facilities Agreement. In addition, unless the context dictates otherwise, the words and expressions set forth below shall bear the following meanings and cognate expressions shall bear corresponding meanings:

2.2.1 "AGREEMENT" means this Cession in Security;

2.2.2 "BORROWER" means each of the Borrowers under the Loan Agreements;


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2.2.3 "BUSINESS DAY" means any day other than a Saturday, Sunday or official public holiday in South Africa;

2.2.4 "CEDENT" means Pyramid Freight (Proprietary) Limited, South African Branch (Registration No. 1987/003687/10), a company duly incorporated as an external company in accordance with the laws of South Africa;

2.2.5 "DOCUMENTS OF TITLE" means the documents of title referred to in clause 9 below;

2.2.6 "EFFECTIVE DATE" means the date of signature of the Facilities Agreement by all the parties thereto;

2.2.7 "FACILITIES AGREEMENT" means the written agreement entitled "Agreement" concluded or to be concluded between inter alia ABN Amro Bank N.V., LaSalle Bank National Association, UTi Worldwide Inc., the Cedent, the South African Facility Agent and certain Obligors (as defined therein) on or about the Signature Date;

2.2.8 "LOAN AGREEMENTS" means the Loan Agreements listed in Schedule 1;

2.2.9 "PARTIES" means the Cedent and the South African Facility Agent and "PARTY" shall, as the context requires, be a reference to either one of them;

2.2.10 "RIGHTS AND INTERESTS" means all of the Cedent's right, title and interest in, under and to the Loan Agreements;

2.2.11 "SECURED OBLIGATIONS" means any obligations or indebtedness (actual or contingent) from whatsoever cause and howsoever arising which the

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     Cedent may now or at any time hereafter owe or have towards the South
     African Finance Parties under the Finance Documents;

2.2.12 "SECURITY CESSION" means the cession in securitatem debiti granted by the Cedent in favour of the South African Finance Parties pursuant to this Agreement;

2.2.13 "SIGNATURE DATE" means the date of the signature of the Party last signing this Agreement in time;

2.2.14 "SOUTH AFRICAN FACILITY AGENT" means Nedbank Limited (Registration No. 1951/000009/06) (acting through its Nedbank Capital Division), in its capacity as South African Facility Agent for and on behalf of the South African Finance Parties.

2.3  Any reference in this Agreement to:

2.3.1 a "CLAUSE" shall, subject to any contrary indication, be construed as a reference to a clause hereof;

2.3.2 "LAW" shall be construed as any law (including common or customary law), or statute, constitution, decree, judgment, treaty, regulation, directive, by-law, order or any other legislative measure of any government, supranational, local government, statutory or regulatory body or court.

2.4 Unless inconsistent with the context or save where the contrary is expressly indicated:

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2.4.1 if any provision in a definition is a substantive provision conferring rights or imposing obligations on any Party, notwithstanding that it appears only in this interpretation clause, effect shall be given to it as if it were a substantive provision of this Agreement;

2.4.2 when any number of days is prescribed in this Agreement, same shall be reckoned exclusively of the first and inclusively of the last day unless the last day falls on a day which is not a Business Day, in which case the last day shall be the next succeeding Business Day;

2.4.3 in the event that the day for payment of any amount due in terms of this Agreement should fall on a day which is not a Business Day, the relevant day for payment shall be the preceding Business Day;

2.4.4 in the event that the day for performance of any obligation to be performed in terms of this Agreement should fall on a day which is not a Business Day, the relevant day for performance shall be the subsequent Business Day;

2.4.5 any reference in this Agreement to an enactment is to that enactment as at the Signature Date and as amended or re-enacted from time to time;

2.4.6 any reference in this Agreement to this Agreement or any other agreement or document shall be construed as a reference to this Agreement or, as the case may be, such other agreement or document as same may have been, or may from time to time be, amended, varied novated or supplemented;


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2.4.7 unless otherwise explicitly stated, no provision of this Agreement constitutes a stipulation for the benefit of any person who is not a Party to this Agreement;

2.4.8 references to day/s, month/s or year/s shall be construed as Gregorian calendar day/s, month/s or year/s;

2.4.9 a reference to a Party includes that Party's successors-in-title and permitted assigns.

2.5  Unless inconsistent with the context, an expression which denotes:

2.5.1 any one gender includes the other genders;

2.5.2 a natural person includes an artificial person and vice versa; and

2.5.3 the singular includes the plural and vice versa.

2.6 Where any term is defined within the context of any particular clause in this Agreement, the term so defined, unless it is clear from the clause in question that the term so defined has limited application to the relevant clause, shall bear the same meaning as ascribed to it for all purposes in terms of this Agreement, notwithstanding that that term has not been defined in this interpretation clause.

2.7 The rule of construction that, in the event of ambiguity, the contract shall be interpreted against the Party responsible for the drafting thereof, shall not apply in the interpretation of this Agreement.


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2.8  The expiration or termination of this Agreement shall not affect such of the provisions of this Agreement as expressly provide that they will operate after any such expiration or termination or which of necessity must continue to have effect after such expiration or termination, notwithstanding that the clauses themselves do not expressly provide for this.

2.9 This Agreement shall be binding on and enforceable by the estates, heirs, executors, administrators, trustees, permitted assigns or liquidators of the Parties as fully and effectually as if they had signed this Agreement in the first instance and reference to any Party shall be deemed to include such Party's estate, heirs, executors, administrators, trustees, permitted assigns or liquidators, as the case may be.

2.10 The use of any expression in this Agreement covering a process available under South African law such as winding-up (without limitation eiusdem generis) shall, if any of the Parties to this Agreement is subject to the law of any other jurisdiction, be construed as including any equivalent or analogous proceedings under the law of such other jurisdiction.

2.11 Where figures are referred to in numerals and in words, if there is any conflict between the two, the words shall prevail.

3.   INTRODUCTION

3.1 The Cedent has entered into the Facilities Agreement with inter alia the South African Finance Parties.

3.2 As security for the due performance of its obligations to the South African Finance Parties under the Facilities Agreement, the Cedent has agreed to cede in


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     securitatem debiti to the South African Finance Parties jointly and severally all of the Rights and Interests.

4.   SOUTH AFRICAN FACILITY AGENT

     The South African Finance Parties have appointed the South African Facility Agent to act on their behalf for the purpose of all acts incidental to this Agreement, including, without limitation, the acceptance of the benefits of the Security Cession.

5.   CESSION AND PLEDGE

     With effect from the Effective Date, the Cedent hereby cedes in securitatem debiti to the South African Finance Parties jointly and severally the Rights and Interests as security for the due, proper and timeous payment and performance in full of all of the Secured Obligations, on the terms and conditions set out in this Agreement, which cession the South African Finance Parties hereby accept.

6.   WARRANTIES AND REPRESENTATIONS IN RESPECT OF THE RIGHTS AND INTERESTS

6.1 The Cedent represents and warrants to the South African Finance Parties, on each day that this Agreement is in force, that the Rights and Interests ceded to the South African Finance Parties under this Agreement have not been pledged, ceded (either outright or as security), discounted, factored, mortgaged under notarial bond or otherwise, or otherwise disposed of or hypothecated, nor are they subject to any other rights in favour of any person.

6.2 Should the Rights and Interests be subject to any right in breach of the representation and warranty in 6.1, then, without prejudice to any other rights


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     that the South African Finance Parties may have, any reversionary or other interests the Cedent may have in the Rights and Interests are also ceded to the South African Finance Parties and if the holder of that cession or right is entitled to possession of any of the documents referred to in clause 9 below, and it exercises that right, then the Cedent shall deliver photocopies of the documents to the South African Facility Agent, and as soon as the holder of that cession or right ceases to be entitled to possession or gives up possession, the Cedent shall deliver the relevant documents to the South African Facility Agent.

6.3 The Cedent represents and warrants on each day that this Agreement is in force that:

6.3.1 the Rights and Interests are and will be valid and all rights evidenced thereby or construed in respect thereof are and will be valid, legal and fully enforceable in all respects;

6.3.2 it is and will remain the sole and beneficial owner of all the Rights and Interests to the exclusion of all others.

6.4 It is recorded that the South African Finance Parties have entered into this Agreement on the strength of and relying on the warranties and representations in this clause 6 and in clause 22 (Representations) of the Facilities Agreement, each of which shall be deemed to be separate warranties and representations, given without prejudice to any other warranty or representation, and deemed to be material representations inducing the South African Finance Parties to enter into this Agreement.


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7.   REALISATION

7.1 On the occurrence of an Event of Default, the Cedent hereby irrevocably and unconditionally authorises and empowers the South African Facility Agent in rem suam and without any further authority or consent required from the Cedent, to:

7.1.1 exercise all the rights, powers and privileges attaching to the Rights and Interests;

7.1.2 receive payment, delivery and/or performance of the Rights and Interests in their own name;

7.1.3 sell or purchase or otherwise realise or transfer all or some of the Rights and Interests on such terms and in such manner as the South African Finance Parties may in their sole discretion decide;

7.1.4 institute any legal proceedings which the South African Finance Parties may deem necessary in connection with any sale, purchase or other transfer of any of the Rights and Interests by the South African Finance Parties or their nominee;

7.1.5 compromise any Right and Interest, grant any extension or other indulgence in respect of any such Right and Interest, or agree to vary the terms of any such Right and Interest, or realise any security or suretyship held for any such Right and Interest.

7.2  The Parties acknowledge and agree that:


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7.2.1 the Secured Obligations are obligations of a commercial nature;

7.2.2 the application of the provisions of clause 7.1 will confer upon the South African Finance Parties certain procedural advantages which, in the light of the commercial nature of the transaction secured by the cession are fair, reasonable and necessary to ensure that the South African Finance Parties do not suffer unfair commercial prejudice.

7.3 The provisions of this clause 7.1 are without prejudice to all other rights and remedies which the South African Finance Parties may have at law and shall be severable and divisible from the other terms and conditions of this Agreement if same are found to be invalid or unenforceable. In this regard the Parties record that they would have concluded a cession and pledge on all the other terms of this Agreement even if the parate executie terms included herein were not agreed upon and accordingly even if the parate executie terms are found to be invalid or unenforceable, the remaining provisions of this Agreement are intended to remain of full force and effect.

7.4  On the South African Finance Parties taking any action in terms of clause
     7.1 or otherwise as required by the South African Finance Parties, the Cedent shall on demand by the South African Facility Agent:

7.4.1 in writing notify all persons required by the South African Finance Parties that payment for, delivery of or performance in respect of the Rights and Interests must be made to the South African Facility Agent and that payment, delivery or performance to the Cedent or to anyone else will not constitute valid payment, delivery or performance, and the South African Facility Agent shall be entitled to do likewise. The Cedent shall on


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     demand by the South African Facility Agent provide proof that such written notification has been duly given;

7.4.2 refuse to accept any payment, delivery or performance tendered in respect of any of the Rights and Interests and order that such payment, delivery or performance be tendered through the South African Facility Agent;

7.4.3 without charge, permit the South African Facility Agent or anyone nominated by the South African Facility Agent to have access to and to work at the Cedent's premises and to use the Cedent's facilities and personnel for the purposes of enforcing the South African Finance Parties's rights under this Agreement;

7.4.4 if the Cedent fails to promptly fulfil the Secured Obligations, the South African Finance Parties may cause such obligations to be fulfilled and recover on demand from the Cedent any expenses incurred by the South African Finance Parties together with a reasonable charge;

7.4.5 at its own cost, carry out any directions the South African Finance Parties may give in regard to the realisation of the Rights and Interests and sign any document or do any other act necessary to vest the Rights and Interests in the South African Finance Parties or otherwise necessary to perfect the cession and pledge contemplated in this Agreement.

7.5 Any amount realised by the South African Finance Parties, on the realisation of the Rights and Interests in terms of this clause 7, which is in excess of the amount owing by the Cedent to the South African Finance Parties in respect of the Secured Obligations, shall be repayable to the Cedent within 15 (fifteen)


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     Business Days after the complete, unconditional and irrevocable fulfilment of all the Secured Obligations.

8.   APPROPRIATION OF PROCEEDS

     The South African Finance Parties may appropriate all amounts received pursuant to the collection, sale or other realisation of the Rights and Interests as the South African Finance Parties in their sole discretion see fit.

9. DELIVERY OF DOCUMENTS EVIDENCING RIGHTS AND INTERESTS AND SECURITY AND OTHER OBLIGATIONS OF THE CEDENT

9.1 On the Signature Date, the Cedent shall deliver to the South African Facility Agent a written notice and acknowledgement substantially in the form of Schedule 2 hereto notifying each Borrower of the Security Cession and signed by such Borrower to acknowledge and consent to the Security Cession.

9.2 When the Rights and Interests are evidenced by a document or when the Cedent holds security for any obligation in respect of the Rights and Interests and the security is evidenced by a document, physical object or electronic format, the Cedent shall immediately deliver a certified copy of that document, physical object or electronic format to the South African Facility Agent.

9.3 The Cedent shall generally do everything that may be required by the South African Finance Parties for the purposes of and to give effect to this Agreement, failing which the South African Finance Parties may, if possible, attend thereto and recover on demand from the Cedent any expenses incurred as well as a reasonable charge.


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

10.  DURATION

     This Agreement is a continuing covering security and will terminate only upon the unconditional and irrevocable fulfilment of all the Secured Obligations. In particular, this Agreement shall not terminate by reason solely of the fact that there may at any time be no or reduced obligations or debts owing by the Cedent to the South African Finance Parties.

11.  ADDITIONAL SECURITY

     This Agreement is in addition to and not in substitution for any other security held or hereafter to be held by the South African Finance Parties from the Cedent or any third party in connection with the Facilities Agreement or otherwise, and the South African Finance Parties shall, without prejudice to their rights hereunder, be entitled to release any such additional security held by them.

12.  CEDENT BOUND NOTWITHSTANDING CERTAIN CIRCUMSTANCES

12.1 The Cedent agrees that on signature hereof it will be bound in terms of this Agreement to the full extent thereof, despite the fact that:

12.1.1 any intended additional security from the Cedent for the debts secured by this Agreement may not be obtained or protected or may be released or may cease to be held for any other reason;

12.1.2 the South African Finance Parties and the Cedent may agree a variation or novation of the Facilities Agreement;

12.1.3 the South African Finance Parties may grant any indulgences to the


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     Cedent or may not exercise any one or more of its rights hereunder or under the Facilities Agreement either timeously or at all; and

12.1.4 any other fact or circumstance may arise (including any act or omission by the South African Finance Parties) on which the Cedent might otherwise be able to rely on a defence based on prejudice, waiver or estoppel.

12.2 If the Cedent suffers any loss arising from any of the facts, circumstances, acts or omissions referred to above, the Cedent will have no claim against the South African Finance Parties in respect thereof.

13.  FURTHER CESSIONS

     The Cedent shall not grant any further cessions, pledges, mortgages, hypothecation, disposals or any other form of security or encumbrance in respect of its Rights and Interests.

14.  RIGHTS AND INTERESTS TO BE KEPT FREE OF ENCUMBRANCES

     The Cedent shall at all times keep the Rights and Interests free of judicial attachments, notarial bonds and other encumbrances, and shall not prejudice, compromise, grant any indulgences or agree to vary the terms of any document creating the Rights and Interests or release any security held in respect of the Rights and Interests without the prior written consent of the South African Finance Parties.

15.  EXEMPTION FROM LIABILITY

     The South African Finance Parties and their officers, trustees, agents, beneficiaries, employees and advisors shall not be liable for any loss or damage, whether direct,


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     indirect, consequential or otherwise, suffered by the Cedent arising from any cause in connection with this Agreement, whether the loss or damage results from breach of contract (whether total, fundamental or otherwise), delict, negligence or any other cause and whether this Agreement has been terminated or not, other than as a result of the South African Finance Parties's gross negligence or wilful misconduct.

16.  KEEPING, INSPECTION AND DELIVERY OF RECORDS

16.1 The Cedent shall at all times keep up-to-date records of its Rights and Interests ceded as security to the South African Finance Parties and shall comply with any reasonable directions the South African Facility Agent may give in regard to the keeping of those records.

16.2 The South African Facility Agent or anyone authorised by the South African Facility Agent may at any time and on reasonable notice inspect any of the Cedent's books of account and other records, including books of account and records in the possession of a third party.

16.3 If the South African Facility Agent at any time so requests, the Cedent shall at its own cost deliver to the South African Facility Agent certified copies (at the South African Finance Parties' option) of any of the books and records.

17.  CERTIFICATE OF INDEBTEDNESS

     A certificate signed by any officer of the South African Facility Agent whose authority or appointment need not be proved, reflecting:


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17.1 the amount owing by the Cedent to the South African Finance Parties in respect of the Secured Obligations and the due date for payment of such amounts; and/or

17.2 the amount(s) realised by the realisation or sale of all or any of the Cedent's Rights and Interests and the date(s) of realisation thereof;

     will be prima facie evidence of the contents thereof.

18.  RENUNCIATION OF BENEFITS

     The Cedent hereby renounces the legal benefits and exceptions of excussion, division, non numeratae pecuniae, non causa debiti, revision of accounts and errore calculi, the Cedent declaring itself to be fully acquainted with the full meaning and effect of this renunciation.

19.  CESSION BY THE SOUTH AFRICAN FINANCE PARTIES

     The South African Finance Parties shall be entitled to cede, transfer or assign all or any part of its rights and/or delegate all or any part of its obligations under this Agreement to any third party in accordance with the provisions of the Facilities Agreement without the consent of the Cedent. To the extent that any splitting of claims may arise against the Cedent as a consequence of any such cession transfer, assignment and/or delegation, the Cedent hereby consents to such splitting of claims.

20.  EFFECT OF SECURITY CESSION

20.1 It is specifically recorded and agreed that the Security Cession as set out herein is intended to secure the entire indebtedness of the Cedent to the South African


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     Finance Parties jointly and severally arising from whatsoever cause and howsoever arising, including interest and/or fees and costs payable arising in respect thereof, on the basis that any of the South African Finance Parties shall, subject to the terms of the Facilities Agreement, be entitled to exercise its rights in terms of this Security Cession independently of any other South African Finance Party, and without recourse to any other South African Finance Party, in satisfaction of the claims of such South African Finance Party against the Cedent arising as set out in this Agreement. This Security Cession therefore secures the indebtedness of the Cedent to each of the South African Finance Parties independently and for 100% (one hundred percent) thereof.

20.2 The provisions of this Agreement which confer benefits upon the South African Finance Parties shall constitute stipulations for the benefit of any person(s) becoming a South African Finance Party in accordance with the provisions of the Facilities Agreement, capable of acceptance at any time. To the extent that this results in a splitting of claims against the Cedent, the Cedent hereby consents to such splitting of claims.

21.  NOTICES AND DOMICILIA

21.1 NOTICES

     The provisions of clause 40 (Notices) of the Facilities Agreement shall apply mutatis mutandis to this Agreement.


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

21.2 DOMICILIA

21.2.1 Each of the Parties chooses its physical address chosen pursuant to clause 21.1 as its domicilium citandi et executandi at which documents in legal proceedings in connection with this Agreement may be served.

21.2.2 Either Party may by written notice to the other Party change its domicilium from time to time to another address, not being a post office box or a poste restante; provided that any such change shall only be effective on the fourteenth day after receipt or deemed receipt of the notice by the other Party pursuant to clause 21.1, as the case may be.

22.  GOVERNING LAW

     The entire provisions of this Agreement shall be governed by and construed in accordance with the laws of South Africa.

23.  JURISDICTION

     The Parties hereby irrevocably and unconditionally consent to the non-exclusive jurisdiction of the Witwatersrand Local Division of the High Court of South Africa (or any successor to that division) in regard to all matters arising from this Agreement.

24.  SEVERABILITY

     Each provision in this Agreement is severable from all others, notwithstanding the manner in which they may be linked together or grouped grammatically, and if in terms of any judgment or order, any provision, phrase, sentence, paragraph or clause is found to be defective or unenforceable for any reason, the remaining provisions, phrases, sentences, paragraphs and clauses shall nevertheless continue to be of full force. In particular, and without limiting the generality of the aforegoing, the Parties hereto acknowledge their intention to continue to be bound by this Agreement notwithstanding that any provision may be found to be unenforceable or void or voidable, in which event the provision concerned shall be severed from the other provisions, each of which shall continue to be of full force.

25.  GENERAL

25.1 This Agreement and the Facilities Agreement constitute the sole record of the agreement between the Parties in regard to the subject matter thereof.

25.2 This Agreement is a Finance Document.

25.3 No Party shall be bound by any express or implied term, representation, warranty, promise or the like, not recorded herein.

25.4 No addition to, variation or consensual cancellation of this Agreement and no extension of time, waiver or relaxation or suspension of any of the provisions or terms of this Agreement shall be of any force or effect unless in writing and signed by or on behalf of all the Parties.

25.5 No latitude, extension of time or other indulgence which may be given or allowed by any Party to any other Party in respect of the performance of any obligation hereunder or enforcement of any right arising from this Agreement and no single or partial exercise of any right by any Party shall under any circumstances be construed to be an implied consent by such Party or operate as a waiver or a novation of, or otherwise affect any of that Party's rights in terms of or arising from this Agreement or estop such Party from enforcing, at any


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

     time and without notice, strict and punctual compliance with each and every provision or term hereof.

25.6 The Parties undertake at all times to do all such things, to perform all such acts and to take all such steps and to procure the doing of all such things, the performance of all such actions and the taking of all such steps as may be open to them and necessary for or incidental to the putting into effect or maintenance of the terms, conditions and import of this Agreement.

25.7 Save as is specifically provided in this Agreement, no Party shall be entitled to cede or delegate any of its rights or obligations under this Agreement without the prior written consent of the other Parties affected by such transfer of rights or obligations, which consent may not unreasonably be withheld or delayed.

26.  COSTS

     All costs relating to this Agreement and to the enforcement by the Parties of their rights hereunder shall be paid in accordance with the provisions of the Facilities Agreement.

27.  COUNTERPARTS

     This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original of the Party or Parties executing the same and all of which together will be deemed to constitute one and the same agreement.

SIGNED at __________________ on this the 13th day of July 2006.

                                         For and on behalf of
                                         PYRAMID FREIGHT (PROPRIETARY) LIMITED,
                                         SOUTH AFRICA BRANCH


                                         /s/ Gerhard Bosua
                                         ---------------------------------------
                                         Name: Gerhard Bosua
                                         Capacity: Authorized Signatory
                                         Who warrants his authority hereto

We, the undersigned NEDBANK LIMITED, in our capacity as South African Facility Agent on behalf of the South African Finance Parties, hereby accept the benefits of this Agreement on behalf of the South African Finance Parties.

SIGNED at __________________ on this the 13th day of July 2006.

                                         For and on behalf of
                                         NEDBANK LIMITED (AS SOUTH AFRICAN
                                         FACILITY AGENT)


                                         /s/ M.R. Weston
                                         ---------------------------------------
                                         Name: M.R. Weston
                                         Capacity: Authorized Signatory
                                         Who warrants his authority hereto